                                                                   EXHIBIT 10.22

     Securities Purchase Agreements in substantially identical form to the Securities Purchase Agreement filed herewith below were also entered into on November 13, 1997 between AmeriTruck Distribution Corp. (the "Company") and each of the below named individuals. Pursuant to such agreements, the Company issued Subordinated Notes and Common Stock Purchase Warrants in substantially identical form to those filed herewith below to each of such below named individuals. The respective Purchase Prices set forth on the signature page to each such Securities Purchase Agreement and the respective principal amounts of such Subordinated Notes issued to such individuals are as set forth below opposite each such individual's name:

                                             Purchase Price/
                      Name                   Note Amount
                      ----                   ---------------
                 Ronald Adams                $10,000
                 Michael L. Lawrence         $40,000
                 Ronald N. Damico            $40,000
                 William E. Greenwood        $ 6,000

                         SECURITIES PURCHASE AGREEMENT
                         ---------- -------- ---------


     This SECURITIES PURCHASE AGREEMENT (this "Agreement") is dated as of
                                               ---------
November 13, 1997, by and between (i) AmeriTruck Distribution Corp., a Delaware corporation (the "Company"), and (ii) the Person named on the signature hereto
                  -------
as the Investor (the "Investor").
                      --------

     WHEREAS, the Company wishes to sell and the Investor wishes to buy certain securities of the Company on the terms and subject to the restrictions contained in this Agreement.

     NOW, THEREFORE, in consideration of the mutual promises and agreements set forth herein, the Company and the Investor agree as follows:

1.   DEFINITIONS.
     -----------

     For all purposes of this Agreement, the following terms shall have the meanings set forth herein or elsewhere in the provisions hereof:

     "Applicable Number" shall have the meaning specified in the Warrant issued
      -----------------
to the Investor on the Closing Date.

     "BBV" shall mean BancBoston Ventures Inc.
      ---

     "Charter" shall include the articles or certificate of incorporation,
      -------
statute, constitution, operating agreement, joint venture or partnership agreement or articles or other charter of any Person other than an individual, each as from time to time amended and in effect.

     "Class A Common Stock" shall have the meaning specified in Section 4.5(a)
      --------------------
hereof.

     "Class B Common Stock" shall have the meaning specified in Section 4.5(a)
      --------------------
hereof.

     "Class C Common Stock" shall have the meaning specified in Section 4.5(a)
      --------------------
hereof.

     "Closing" shall have the meaning specified in Section 2.2 hereof.
      -------

     "Closing Date" shall have the meaning specified in Section 2.2 hereof.
      ------- ----

     "Commission" shall mean the Securities and Exchange Commission.
      ----------

     "Common Stock" shall mean, collectively, the Class A Common Stock, the
      ------ -----
Class B Common Stock and the Class C Common Stock, each having the rights and privileges set forth in the Company's Charter, and any capital stock or other securities into which or for which such Class A Common Stock, Class B Common Stock or Class C Common Stock shall have been converted or exchanged pursuant to any recapitalization, reorganization or merger of the Company.

     "Company" shall have the meaning specified in the introductory paragraph
      -------
hereof.

     "Conversion Price" shall mean, in relation to a share of Conversion Stock
      ---------- -----
at the time of the exercise of any Note holder's conversion rights set forth in
Section 3.4 hereof, the price for such share of such Conversion Stock payable generally by the investors purchasing such shares in the Qualified Private Placement in connection with which such conversion rights are being exercised.

     "Conversion Stock" shall mean, in the event of a conversion of any Note
      ---------- -----
pursuant to (S)3.4 hereof, the shares of any class of capital stock of the Company which shall be issued by the Company in the applicable Qualified Private Placement.

     "Default" shall mean an event or condition which with the passage of time
      -------
or giving of notice, or both, would become an Event of Default.

     "Event of Default" shall have the meaning specified in Section 7.1 hereof.
      ----------------

     "Indebtedness" shall mean (a) all Indebtedness of the Company and its
      ------------
Subsidiaries for borrowed money, whether current or funded, or secured or unsecured, (b) all Indebtedness of the Company and its Subsidiaries for the deferred purchase price of property or services represented by a note or other security, (c) all Indebtedness of the Company and its Subsidiaries created or arising under any conditional sale or other title retention agreement with respect to property acquired by any of the Company or its Subsidiaries (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (d) all Indebtedness of the Company and its Subsidiaries secured by a purchase money mortgage or other lien to secure all or part of the purchase price of property subject to such mortgage or lien, (e) all obligations under leases which shall have been or should be, in accordance with generally accepted accounting principles, recorded as capital leases in respect of which any of the Company or its Subsidiaries is liable as lessee, (f) any liability of any of the Company and its Subsidiaries in respect of banker's acceptances or letters of credit, and (g) all Indebtedness referred to in clause (a), (b), (c), (d), (e) or (f) above which is directly or indirectly guaranteed by any of the Company and its Subsidiaries or which any of the Company and its

Subsidiaries has agreed (contingently or otherwise) to purchase or otherwise acquire or in respect of which it has otherwise assured a creditor against loss.

     "Indenture" shall mean the Indenture dated November 15, 1995 among the
      ---------
Company, certain of the Company's Subsidiaries and The Bank of New York, as trustee thereunder.

     "Investor" shall have the meaning specified in the introductory paragraph
      --------
hereof.

     "Investor Percentage" shall mean a percentage equal to (i) the quotient of
      -------- ----------
the Purchase Price divided by $1,000,000 multiplied by (ii) 100.
                                         ---------- --

     "Loan Agreement" shall mean the Loan and Security Agreement dated as of May
      --------------
5, 1997, among the Company and the Senior Lender, as such Loan Agreement may be amended, restated, modified, supplemented, extended or renewed and in effect from time to time.

     "Majority Holders of the Notes" shall mean the holder or holders at the
      -------- --------------------
relevant time (excluding the Company) of at least 51% of the then outstanding principal amount of the Notes.

     "Management Fee Agreement" shall mean the Management Fee Agreement dated as
      ------------------------
of the date hereof between the Company and First Capital Corporation of Boston, as the same may be amended, restated, modified or supplemented and in effect from time to time.

     "Maximum Rate" shall have the meaning specified in Section 3.6(c).
      ------- ----

     "Notes" shall mean the Note of the Company in the form of Exhibit A hereto
      -----                                                    ---------
issued to the Investor pursuant to Section 2.1 hereof and any other Notes transferred to any other holders pursuant to Section 8 hereof.

     "Person" shall mean an individual, partnership, corporation, limited
      ------
liability company, association, trust, joint venture, unincorporated organization, or any government, governmental department or agency or political subdivision thereof.

     "Preferred Stock" shall have the meaning specified in Section 4.5(a)
      ---------------
hereof.

     "Public Sale" shall mean any sale of Common Stock or Preferred Stock to the
      ------ ----
public pursuant to a public offering registered under the Securities Act, or to the public through a broker or market-maker pursuant to the provisions of Rule 144 (or any successor rule) adopted under the Act.

     "Purchase Price" shall have the meaning set forth in Section 2.1 hereof.
      -------- -----

     "Purchased Securities" shall have the meaning set forth in Section 2.1
      --------- ----------
hereof.

     "Qualified Private Placement" shall mean any non-public sale of shares of
      --------- -----------------
any class of the Company's capital stock yielding gross proceeds to the Company of at least $10,000,000.

     "Registration Rights Agreement" shall mean the Registration Rights
      ------------ ------ ---------
Agreement, dated as of November 15, 1995, among the Company and the stockholders of the Company named therein, as the same may be amended, restated, modified or supplemented and in effect from time to time.

     "Related Agreements" shall mean, collectively, the Securities, the
      ------- ----------
Management Fee Agreement and the Charter of the Company.

     "Securities" shall mean the Notes and the Warrants.
      ----------

     "Securities Act" shall mean the Securities Act of 1933, as amended, or any
      ---------- ---
successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     "Senior Indebtedness" shall have the meaning given to such term in the
      -------------------
Indenture.

     "Senior Lender" shall mean FINOVA Capital Corporation and any other lender
      -------------
from time to time party to the Loan Agreement.

     "Senior Subordinated Notes" shall mean the Company's 12-1/4% Senior
      -------------------------
Subordinated Notes due 2005 issued pursuant to the Indenture.

     "Small Business Act" shall mean the Small Business Investment Act of 1958,
      ----- -------- ---
as amended, or any successor federal statute, and the rules and regulations of the Small Business Administration thereunder, all as the same shall be in effect from time to time.

     "Stockholder Agreement" shall mean the Stockholder Agreement, dated as of
      ---------------------
November 15, 1995, among the Company and the stockholders of the Company named therein, as the same may be amended, restated, modified or supplemented and in effect from time to time.

     "Subsidiary" shall mean, with respect to the Company, any corporation a
      ----------
majority (by number of votes) of the outstanding shares of any class or classes of which shall at the time be owned by the Company or by a Subsidiary of the Company, if the holders of the shares of such class or classes (a) are ordinarily, in the absence of contingencies, entitled to vote for the election of a majority of the directors (or persons performing similar functions) of the issuer thereof, even though the right so to vote has been suspended by the happening of such a contingency, or (b) are at the time entitled, as such holders, to vote for the election of a majority of the directors (or persons performing similar functions) of the issuer thereof, whether or not the right so to vote exists by reason of the happening of a contingency.

     "Transfer Notice" shall have the meaning specified in Section 8.2 hereof.
      -------- ------

     "Warrants" shall mean the Common Stock Purchase Warrant of the Company
      --------
issued to the Investor hereunder and any other Common Stock Purchase Warrants transferred to any other holders in accordance with the terms hereof.

2.   SALE AND PURCHASE OF PURCHASED SECURITIES.
     ---- --- -------- -- --------- ----------

     2.1. Sale and Purchase of Purchased Securities.  The Company agrees to
          ---- --- -------- -- --------- ----------
issue and sell to the Investor, and, subject to all of the terms and conditions hereof and in reliance on the representations and warranties set forth or referred to herein, the Investor agrees to purchase the following Securities (collectively, the "Purchased Securities") for the dollar amount specified by
                    --------- ----------
the Investor on the signature page hereto (the "Purchase Price"):
                                                -------- -----

     (a) a Note of the Company in the form of Exhibit A hereto in the principal
                                              ---------
amount equal to the Investor Percentage multiplied by $1,000,000;
                                        ---------- --

     (b) a Warrant in the form of Exhibit B hereto for the purchase of a number
                                  ------- -
of shares of Common Stock equal to the Applicable Number.

     2.2. Closing.  The closing of the purchase and sale of the Purchased
          -------
Securities (the "Closing") will take place at the offices of the Company on
                 -------
November __, 1997 or such other date as the parties hereto may agree upon (the

"Closing Date").  At the Closing, the Company will deliver to the Investor the
-------- ----
Purchased Securities against payment by the Investor of the Purchase Price by wire transfer or by check. The Purchased Securities purchased by the Investor will be issued to the Investor on or before the Closing Date and registered in the Investor's name in the Company's records. At the Closing, the Company will also deliver to you the application fee and the closing fee referred to in
Section 6.12 hereof in immediately available funds.

     2.3. Use of Proceeds.  The Company agrees that it will use the proceeds
          --- -- --------
from the sale of the Purchased Securities hereunder solely to provide a bridge financing for working capital and general corporate purposes of the Company in anticipation of the consummation of a Qualified Private Placement.

3.   PRINCIPAL AND INTEREST PAYMENTS ON NOTES.
     --------- --- -------- -------- -- -----

     3.1.  Mandatory Principal Repayments.
           --------- --------- ----------

     (a) The Company agrees to repay the principal amount of the Notes, together with all accrued and unpaid interest thereon, in one installment on April 1, 1998.

     (b) Notwithstanding the provisions of Section 3.1(a) hereof, concurrently with the consummation of a Qualified Private Placement, the Company agrees to repay the principal amount of the Notes then outstanding, together with all accrued and unpaid interest thereon.

     3.2.  No Prepayments.  The Company shall not be permitted to prepay the
           --------------
Notes without the written consent of the Majority Holders of the Notes and of the Senior Lender.

     3.3.  Application of Payments.  Any repayment of less than the entire
           ----------- -- --------
aggregate unpaid principal amount of all outstanding Notes and all other notes of the Company issued pursuant to each of the other securities purchase agreements of even date herewith between the Company and certain other stockholders, directors and executive officers of the Company, shall be applied pro rata to all outstanding Notes and all such other notes of the Company,
--- ----
according to the respective unpaid principal amounts thereof.

     3.4.  Conversion Rights.  Notwithstanding the provisions of Section 3.1(b)
           -----------------
hereof, in connection with the consummation by the Company of a Qualified Private Placement, the holder of any Note may, but shall not be obligated to, convert any portion of the unpaid principal amount of, and accrued and unpaid interest on, such Note, into such number of whole shares of Conversion Stock as such portion of the unpaid principal amount of, and accrued and unpaid interest on, such Note, will purchase at the Conversion Price, upon the terms and subject to the conditions hereinafter specified. The Company agrees to give each holder of Notes not less than ten (10) days prior written notice of the closing of a Qualified Private Placement, accompanied by copies of the agreements containing all of the material terms and provisions thereof, and such holder may then, by notice to the Company not later than three (3) days prior to the date specified in the Company's notice, exercise its conversion rights hereunder as to all or any portion of the outstanding principal amount of, and accrued and unpaid interest on, such Note. The holder's notice to the Company in connection with a contemplated Qualified Private Placement may expressly provide that the exercise of conversion rights as set forth therein is contingent upon the completion of such Qualified Private Placement on the terms and provisions described in the Company's notice thereof.

     3.5.  No Reborrowing.  No amount repaid pursuant to Section 3.1 may be
           -- -----------
reborrowed under the Notes.

     3.6.  Interest Payments.
           -------- --------

     (a) Subject to Section 3.6(b) hereof, the unpaid principal amount of the Notes outstanding from time to time shall bear interest at a rate equal to fourteen percent (14%) per annum. Interest on the Notes shall be calculated on the basis of the actual number of days elapsed and a 360 day year, shall accrue and be compounded quarterly in arrears on the first day of each calendar quarter, commencing on the first such date to occur after the Closing Date, until paid pursuant to Section 3.1 hereof or converted pursuant to Section 3.4 hereof.

     (b) During the continuance of a Default or Event of Default of the type described in Section 7.1(a) hereof, the principal and (to the extent permitted by applicable law) interest on the Notes shall bear interest at a rate equal to twenty-one percent (21%) per annum, payable on demand and compounded quarterly, until such amount shall be paid in full.

     (c) It is not intended by the holders of the Notes, and nothing contained in this Agreement or any Note shall be deemed, to establish or require the payment of a rate of interest in excess of the maximum rate permitted by applicable federal, state or other law (the "Maximum Rate") and, to prevent such
                                             ------- ----
an occurrence, any agreement which may now or hereafter be in effect between the Company and the holders of the Notes regarding the payment of fees or interest to such holders is hereby limited by the provisions of this Section 3.6(c). If, in any month, the effective interest rate applicable to the principal outstanding under the Notes, absent the Maximum Rate limitation contained herein, would have exceeded the Maximum Rate, then the effective interest rate applicable to the Notes for that month shall be the Maximum Rate, and, if in any subsequent month, the effective interest rate would otherwise be less than the Maximum Rate, then the effective interest rate applicable to the Notes for such month shall be increased to the Maximum Rate until such time as the amount of interest paid hereunder equals the amount of interest which would have been paid in respect of the Notes if the same had not been limited by the Maximum Rate. In the event that, upon payment in full of the principal outstanding under the Notes, the total amount of interest paid or accrued in respect of the Notes under the terms of this Agreement is less than the total amount of interest which would have been paid or accrued in respect of the Notes had the interest not been limited hereby to the Maximum Rate, then the Company shall, to the extent permitted by such applicable federal, state or other law, pay to each of the holders of the Notes an amount equal to the excess, if any, of (i) the lesser of (A) the amount of interest which would have been charged in respect of the Notes if the Maximum Rate had, at all times, been in effect with respect to the Notes and (B) the amount of interest which would have accrued in respect of the Notes had the effective interest rate applicable with respect to the Notes at all times not been limited hereunder by the Maximum Rate over (ii) the amount of interest actually paid or accrued in respect of the Notes held by such holder under this Agreement. In the event that the holders of the Notes receive, collect or apply as interest any sum in excess of the Maximum Rate, such excess amount shall be applied in accordance with Section 3.3 hereof to the reduction of principal outstanding under the Notes and such other notes of the Company described in Section 3.3 and if no such principal is then outstanding, such excess or part thereof remaining, shall be paid to the Company.

     3.7.  Subordination.  Notwithstanding any other provision of this
           -------------
Agreement, the payment of principal and interest on the Notes and other Indebtedness of the Company hereunder is and shall be subordinated in right of payment to the Senior Indebtedness to the same extent, and according to the same terms as, the Company's Senior Subordinated Notes. The provisions of Article Ten of the Indenture (other than Section 10.07 thereof), together with the associated definitions used therein, as each of the same is in effect on the date hereof, are hereby incorporated herein such that the subordination terms set forth therein with respect to the Senior Subordinated Notes shall apply mutatis mutandis to the Notes issued hereunder. For purposes of such
----------------
incorporation, the terms "Trustee" and "Holder" used in the Indenture shall refer to the holders of the Notes issued hereunder, and the terms "Note" and "Notes" used in the Indenture shall refer to the Notes issued hereunder. In addition to the foregoing and without in any way limiting the foregoing, upon the occurrence and during the continuance of any Event of Default under and as defined in the Loan Agreement, then no payment or distribution of any assets of the Company of any kind or character shall be made by the Company on account of principal of or interest on the Notes unless and until such Event of Default shall have been cured or waived or shall have ceased to exist or such Senior Indebtedness shall have been discharged or paid in full or payment thereof provided for, after which the Company shall resume making any and all required payments in respect of the Notes.

     3.8.  Senior Subordinated Notes.  All Indebtedness of the Company evidenced
           -------------------------
by the Notes shall be pari passu in right of payment to the Indebtedness of the
                      ----------
Company evidenced by the Senior Subordinated Notes.

4.   REPRESENTATIONS AND WARRANTIES.
     --------------- --- ----------

     In order to induce the Investor to enter into this Agreement and to purchase the Purchased Securities, the Company hereby represents and warrants that, both before and immediately after giving effect to the Closing:

     4.1. Organization and Good Standing.  The Company and each of its
          ------------ --- ---- --------
Subsidiaries is duly organized and existing in good standing in its jurisdiction of incorporation, is duly qualified as a foreign corporation and authorized to do business in all other jurisdictions in which the nature of its business or property makes such qualification necessary, except where the failure to so qualify would not have a material adverse effect on the business of the Company or such Subsidiary, and has the corporate power to own its properties and to carry on its business as now conducted and as proposed to be conducted.

     4.2. Authorization.  The execution, delivery and performance by the Company
          -------------
of this Agreement and the execution and delivery by the Company of each Related Agreement to which it is a party, and the issuance and sale by the Company of the Securities hereunder, (a) are within the Company's corporate power and authority, (b) have been duly authorized by all necessary corporate proceedings, and (c) do not conflict with or result in any breach of any provision of or the creation of any lien upon any of the property of the Company or require any consent or approval pursuant to the Charter or bylaws of the Company, or any law, regulation, order, judgment, writ, injunction, license, permit, agreement or instrument.

     4.3. Enforceability.  The execution and delivery by the Company of this
          --------------
Agreement and each Related Agreement to which it is a party, and the issuance and sale by the Company of the Securities hereunder, will result in legally binding obligations of the Company, enforceable against the Company in accordance with the respective terms and provisions hereof and thereof, except to the extent that (a) such enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and (b) the availability of the remedy of specific performance or injunctive or other equitable relief will be subject to the discretion of the court before which any proceeding therefor may be brought.

     4.4. Governmental Approvals.  Except as set forth in Schedule 4.4 hereto,
          ------------ ---------                          -------- ---
the execution, delivery and performance by the Company of this Agreement and each Related Agreement to which it is a party, and the issuance and sale by the Company of the Securities hereunder, do not require the approval or consent of, or any filing with, any governmental authority or agency prior to the Closing other than those already obtained or filed.

     4.5. Capitalization.
          --------------

     (a) Capital Stock.  The authorized capital stock of the Company consists
         ------- -----
solely of (i) 20,000 shares of Preferred Stock, $1.00 par value per share (the "Preferred Stock"), (ii) 12,000,000 shares of Class A Voting Common Stock, $.01
---------- -----
par value per share (the "Class A Common Stock"), (iii) 12,000,000 shares of
                          ------- ------ -----
Class B Non-Voting Common Stock, $.01 par value per share ("Class B Common
                                                            --------------
Stock"), and (iv) 1,775,000 shares of Class C Voting Common Stock, $.01 par value per share (the "Class C Common Stock"). On the Closing Date, after giving
                      ----- - ------ -----
effect to the transactions contemplated hereby, by the Related Agreements and by the other securities purchase agreements of even date herewith between the Company and certain other stockholders, directors and executive officers of the Company, the Company will have no outstanding capital stock other than 3,000 shares of Series A Preferred Stock, 2,835,462 shares of Class A Common Stock and 1,394,814 shares of Class C Common Stock, all of which will be owned of record as set forth in Schedule 4.5(a) hereto, and all of which will be duly
                -------- ------
authorized, validly issued, fully paid and nonassessable.

     (b) Options, Etc.  Except as set forth on Schedule 4.5(b) hereto, the
         -------  ---                          -------- ------
Company has no outstanding rights (either preemptive or other) or options to subscribe for or purchase from the Company and no warrants or other agreements providing for or requiring the issuance by the Company, of any of its capital stock or any securities convertible into or exchangeable for its capital stock.

     4.6. Small Business Concern.  The Company meets the criteria established
          ----- -------- -------
under the Small Business Act for classification as a "small business concern" within the meaning of the Small Business Act.

     4.7. Disclosure.  The Company's Annual Report on Form 10-K for the year
          ----------
ended December 31, 1996, as of its date of filing with the Commission, and the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 1997, as of its date of filing with the Commission, did not contain any untrue statement of material fact or omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances in which they were made, not misleading.

5.   INVESTMENT REPRESENTATIONS.
     ---------- ---------------

     (a) The Investor represents and warrants to the Company that (i) the Investor is an "accredited investor" as such term is defined in Rule 501 promulgated under the Securities Act and (ii) the Investor is acquiring the Purchased Securities for investment, and not with a view to selling or otherwise distributing the Purchased Securities; provided, however, that the disposition
                                       -----------------
of the Investor's property shall at all times be and remain in the Investor's control, subject to the provisions of Section 8 hereof.

     (b) The Investor understands that the Purchased Securities have not been registered under the Securities Act on the grounds that the offer and sale of the Purchased Securities to the Investor are exempt from the registration requirements of the Securities Act under Section 4(2) thereof as a transaction not involving any public offering of the Purchased Securities. The Investor understands that the Company's reliance on such exemption is predicated in part on the representations of the Investor which are contained herein.

     (c) The Investor understands that he/she/it must bear the economic risk of the investment in the Purchased Securities contemplated hereby for an indefinite period of time because the Purchased Securities have not been registered under the Securities Act and, therefore, cannot be sold unless they are subsequently registered under the Securities Act or an exemption from such registration is available.

6.   CONDITIONS TO PURCHASE.
     ---------- -- --------

     The obligation of the Investor to purchase the Purchased Securities pursuant to this Agreement is subject to compliance by the Company with its agreements contained herein, and to the satisfaction, on or prior to the Closing Date, of the following conditions:

     6.1. This Agreement; Related Agreements.  This Agreement and each of the
          --------------  ------- ----------
Related Agreements shall have been executed and delivered in a form reasonably satisfactory to the Investor, shall be in full force and effect and no term or condition hereof or thereof shall have been amended, modified or waived except with the prior written consent of the Investor. All covenants, agreements and conditions contained herein or in the Related Agreements which are to be performed or complied with on or prior to the Closing Date shall have been performed or complied with (or waived with the prior written consent of the Investor) in all material respects.

     6.2. Charter Documents; Good Standing Certificates.  The Investor shall
          ------- ---------  ---- -------- ------------
have received from the Company a copy, certified by a duly authorized officer of the Company to be true and complete as of the Closing Date, of the Charter and the bylaws of the Company and a certificate, dated not more than ten (10) days prior to the Closing Date, of the Delaware Secretary of State as to the Company's good standing in such state.

     6.3. Proof of Corporate Action; Approvals.  The Investor shall have
          ----- -- --------- ------  ---------
received from the Company copies, certified by a duly authorized officer thereof to be true and complete as of the Closing Date, of the records of all corporate action taken to authorize the execution, delivery and performance of this Agreement or any of the Related Agreements to which the Company is or is to become a party.

     6.4. Incumbency Certificate.  The Investor shall have received from the
          ---------- -----------
Company an incumbency certificate, dated the Closing Date, signed by a duly authorized officer of the Company, and giving the name and bearing a specimen signature of each individual who shall be authorized to sign, in the name and on behalf of the Company, this Agreement and each of the Related Agreements to which the Company is or is to become a party, and to give notices and to take other action on the Company's behalf under each of such documents.

     6.5. Representations and Warranties; Officers' Certificates.  The
          --------------- --- ----------  --------  ------------
representations and warranties of the Company contained herein shall be true and correct in all material respects on and as of the Closing Date; and the Company and shall have performed and complied with all conditions and agreements required to be performed or complied with by it hereunder and under the Related Agreements prior to the Closing; and the Investor shall have received on the Closing Date a certificate to these effects signed by the President of the Company.

     6.6. Legality; Governmental Authorization.  The purchase of the Purchased
          --------  ------------ -------------
Securities shall not be prohibited by any law, governmental order or regulation, and shall not subject the Investor to any penalty, special tax, or other onerous condition. All necessary consents, approvals, licenses, permits, orders and authorizations of, or registrations, declarations and filings with, any governmental or administrative agency or other Person, with respect to any of the transactions contemplated by this Agreement or any of the Related Agreements, shall have been duly obtained or made and shall be in full force and effect.

     6.7. Amendment of Loan Agreement.  On or prior to the Closing Date,
          ---------------------------
simultaneously with the purchase and sale of the Purchased Securities hereunder, the Company shall have completed an amendment to the Loan Agreement, in form and substance satisfactory to the Investor, which shall provide the Company additional revolving credit availability thereunder in an amount equal to at least $6,000,000 more than the amount available prior to giving effect to such amendment and which shall also provide all waivers and consents necessary under the Loan Agreement to permit the consummation of the transactions contemplated hereby.

     6.8. SBIC Documentation.  The Company shall have executed and delivered to
          ---- -------------
BBV all documents required by BBV in connection with BBV's investment in the Company on the Closing Date under the rules and regulations applicable to BBV by virtue of its status as a "small business investment company".

     6.9. Legal Opinion.  The Investor shall have received from special counsel
          ----- -------
to the Company an opinion, substantially in the form of Exhibit C hereto.
                                                        ------- -

     6.10.  No Litigation.  No restraining order or injunction shall prevent the
            -- ----------
transactions contemplated by this Agreement and no action, suit or proceeding shall be pending or threatened before any court or administrative body in which it will be, or is, sought to restrain or prohibit or to obtain damages or other relief in connection with this Agreement or the consummation of the transactions contemplated hereby.

     6.11.  Simultaneous Purchase.  It shall be a condition concurrent to the
            ---------------------
Investor's obligation to purchase the Purchased Securities hereunder that the Company sell Notes in an aggregate principal amount equal to $1,000,000 and

Warrants for the purchase of Common Stock of the Company for an aggregate purchase price of $1,000,000 to certain existing stockholders, directors and executive officers of the Company who are "accredited investors" (as defined in Section 4 hereof) (including the Investor).

     6.12.  Application Fee; Closing Fee.  The Investor shall have received from
            ------------------------ ---
the Company payment in full of (i) an application fee in an amount equal to one percent (1%) of the original principal amount of the Note issued to the Investor on the Closing Date and (ii) a closing fee in an amount equal to four percent (4%) of the original principal amount of the Note issued to the Investor on the Closing Date.

     6.13.  General.  All instruments and legal, governmental, administrative
            -------
and corporate proceedings in connection with the transactions contemplated by this Agreement and the Related Agreements shall be satisfactory in form and substance to the Investor, and the Investor shall have received copies of all documents, including, without limitation, records of corporate or other proceedings, opinions of counsel, consents, licenses, approvals, permits and orders, which the Investor may have requested in connection therewith.

7.   DEFAULTS.
     --------

     7.1.  Events of Default.  Subject to Section 3.7 hereof, the holders of the
           ------ -- -------
Securities will be entitled to exercise the remedies provided by Section 7.2 hereof in accordance with the terms thereof if any one or more of the following events ("Events of Default") shall occur:
         ------ -- -------

          (a) the Company shall fail to make any payment of interest or principal on any of the Notes as the same shall become due, whether at maturity or by acceleration or otherwise; or

          (b) the Company or any of its Subsidiaries shall fail to perform or observe any of the covenants or provisions required to be performed or observed by it pursuant to (i) the Loan Agreement or any of the documents executed in connection therewith, in each case as amended, restated, modified or supplemented and in effect from time to time or (ii) the Indenture, the Senior Subordinated Notes or any of the documents executed in connection therewith, in each case as amended, restated, modified or supplemented and in effect from time to time, and such failure (in the case of either of the foregoing clauses (i) or (ii)) results in the acceleration of the Indebtedness under the Loan Agreement or, as the case may be, the Senior Subordinated Notes; or

     (c)  the Company or any of its Subsidiaries shall:

               (i) commence a voluntary case under Title 11 of the United States Code as from time to time in effect, or authorize, by appropriate proceedings of its board of directors or other governing body, the commencement of such a voluntary case;

               (ii) have filed against it a petition commencing an involuntary case under said Title 11 and such petition shall not have been dismissed, bonded, discharged, or stayed within 60 days;

               (iii) seek relief as a debtor under any applicable law, other than said Title 11, of any jurisdiction relating to the liquidation or reorganization of debtors or to the modification or alteration of the rights of creditors, or consent to or acquiesce in such relief;

               (iv) have entered against it an order by a court of competent jurisdiction (x) finding it to be bankrupt or insolvent, (y) ordering or approving its liquidation, reorganization or any modification or alteration of the rights of its creditors, or (z) assuming custody of, or appointing a receiver or other custodian for, all or a substantial part of its property;

               (v) make a general assignment for the benefit of its creditors, or appoint or consent to the appointment of a receiver or other custodian for all or a substantial part of its property.

     7.2.  Remedies.  Subject to Section 3.7 hereof, upon the occurrence and
           --------
continuance of any of the Events of Default under Section 7.1 hereof, in each and every such case, the Majority Holders of the Notes may proceed to protect and enforce its or their rights by suit in equity, action at law and/or other appropriate proceedings either for specific performance of any covenant, provision or condition contained or incorporated by reference in this Agreement or in the Notes, or in aid of the exercise of any power granted in this Agreement or in the Notes, and (unless there shall have occurred an Event of Default under Section 7.1(c) hereof, in which case the unpaid balance of the Notes shall automatically become due and payable) may by notice to the Company, declare all or any part of the unpaid principal amount of the Notes then outstanding to be forthwith due and payable, and thereupon such unpaid principal amount or part thereof, together with interest accrued thereon and any applicable prepayment charge and all other sums, if any, payable under this Agreement or the Notes shall become so due and payable without presentation, presentment, protest or further demand or notice of any kind, all of which are hereby expressly waived, and such holder or holders may proceed to enforce payment of such amount or part thereof in such manner as it or they may elect.

     7.3.  Waivers.  The Company hereby waives, to the extent not prohibited by
           -------
applicable law, (a) all presentments, demands for performance and notices of nonperformance (except to the extent specifically required by the provisions hereof), (b) any requirement of diligence or promptness on the part of any holder of Securities in the enforcement of its rights under the provisions of this Agreement or any Related Agreement, and (c) any and all notices of every kind and description which may be required to be given by any statute or rule of law.

     7.4.  Course of Dealing.  No course of dealing between the Company or any
           ------ -- -------
of its Subsidiaries on the one hand, and the Investor or any holder of Securities, on the other hand, shall operate as a waiver of any of the Investor's or such holder's rights under this Agreement or any Related Agreement. No delay or omission in exercising any right under this Agreement or any Related Agreement shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any other occasion.

8.   RESTRICTIONS ON TRANSFER.
     ------------ -- --------

     8.1. General Restriction.  The shares of Common Stock issuable on exercise
          ------- -----------
of the Warrants shall constitute "Restricted Shares" for purposes of the Stockholder Agreement and "Registrable Securities" for purposes of the Registration Rights Agreement. If the Investor is not already a party to the Stockholder Agreement and the Registration Rights Agreement, on the Closing Date the Investor shall execute and deliver to the Company an Instrument of Accession to each of the Stockholder Agreement and the Registration Rights Agreement. The Securities shall be transferable only upon satisfaction of the conditions set forth in this Section 8 and any applicable provisions of the Stockholder Agreement.

     8.2. Notice of Transfer.  Prior to any transfer of any Securities, the
          ------ -- --------
holder thereof shall be required to give written notice to the Company describing in reasonable detail the manner and terms of the proposed transfer and the identity of the proposed transferee (the "Transfer Notice"), accompanied
                                                  -------- ------
by (a) if reasonably determined by the Company to be necessary with respect to such transfer, an opinion of Bingham Dana LLP addressed to the Company, or other counsel reasonably acceptable to the Company, that such transfer may be effected without registration of such Securities under the Securities Act, and (b) the written agreement of the proposed transferee to be bound by all of the provisions hereof and, where required by the terms thereof, the Stockholder Agreement and the Registration Rights Agreement.

     8.3. Restrictive Legends.  Except as otherwise permitted by this Section 8,
          ----------- -------
each Security shall bear the legend specified for such Security in Schedule 8.3
                                                                   -------- ---
hereto.

     8.4. Termination of Restrictions.  The restrictions imposed by this Section
          ----------- -- ------------
8 upon the transferability of any Securities shall terminate as to such Securities upon the sale of such Securities pursuant to a Public Sale. Whenever any of such restrictions shall terminate as to any Securities, the holder thereof shall be entitled to receive from the Company, at the Company's expense, new securities without such legends.

9.   NOTICES.
     -------

     Any notice provided for in this Agreement or the Securities will be in writing and will be deemed properly delivered if either personally delivered or sent by telecopier, overnight courier or mailed certified or registered mail, return receipt requested, postage prepaid, to the recipient at the address specified below:

     If to the Company, to 301 Commerce, Fort Worth, Texas 76102, to the attention of the Chairman, or at such other address as such person shall have specified by notice actually received by the addressor.

     If to the Investor, then to the Investor at the address set forth on the signature page hereto, or at such other address as the Investor shall have specified by notice actually received by the addressor.

Any such notice shall be effective (a) if delivered personally or by telecopier when received, (b) if sent by overnight courier, when receipted for, and (c) if mailed, five (5) days after being mailed as described above.

10.  AMENDMENTS AND WAIVERS.
     ---------- --- -------

     Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the Investor. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each holder of any Security sold pursuant to this Agreement and the Company.

11.  WAIVER OF CALL RIGHTS.
     ---------------------

     By its signature hereto, the Company hereby agrees to waive in all respects the provisions of Section 6 of the Securities Purchase Agreement dated as of May 22, 1997 by and between the Company and the Investor, and the parties hereto hereby agree that such provisions shall hereafter be deemed to be terminated and of no effect.

12.  CONSTRUCTION.
     ------------

     The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction will be applied against any party.

13.  MISCELLANEOUS.
     -------------

     This Agreement (including Exhibits and Schedules) and the Related Agreements set forth the entire understanding of the parties hereto with respect to the transactions contemplated hereby and supersede any prior written or oral understandings with respect thereto. The parties hereto acknowledge and agree that in entering into this Agreement they have not in any way relied upon any oral or written agreements, statements, promises, information, arrangements, understandings, representations or warranties, express or implied, not specifically set forth in this Agreement or the Related Agreements. The invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of any other term or provision hereof. The headings in this Agreement are for convenience of reference only and shall not alter or otherwise affect the meaning hereof. THIS AGREEMENT MAY BE EXECUTED IN ANY NUMBER OF COUNTERPARTS WHICH TOGETHER SHALL CONSTITUTE ONE INSTRUMENT, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE DOMESTIC SUBSTANTIVE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAW PROVISION OR RULE THAT WOULD CAUSE THE APPLICATION OF THE DOMESTIC SUBSTANTIVE LAWS OF ANY OTHER STATE, AND SHALL BIND AND INURE TO THE BENEFIT OF THE PARTIES HERETO AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS.

     IN WITNESS WHEREOF, and intending to be legally bound hereby, the parties hereto have caused this Agreement to be duly executed as of the date and year first above written.

                             THE COMPANY:
                             --- -------

                             AMERITRUCK DISTRIBUTION CORP.


                             By:
                                 ----------------------------------
                                  Title:


                             THE INVESTOR:
                             --- --------

                             BANCBOSTON VENTURES INC.


                             By:
                                 ----------------------------------
                                  Title:
                                  Address:  175 Federal Street
                                            Boston, MA  02110
                                  Purchase Price: $904,000
                                  (the amount the Investor elects
                                  to invest in the Purchased Securities)

                 List of Schedules
                 -----------------


Schedule 4.4     Governmental Approvals
Schedule 4.5(a)  Ownership of Capital Stock
Schedule 4.5(b)  Options, Warrants, etc.
Schedule 8.3     Restrictive Legend


                 List of Exhibits
                 ----------------

Exhibit A        Form of Note
Exhibit B        Form of Warrant
Exhibit C        Form of Legal Opinion

                                                   EXHIBIT A TO
                                                   ------- -
                                                   SECURITIES PURCHASE
                                                   AGREEMENT

     No. 1


                               SUBORDINATED NOTE


     This Note has not been registered under the Securities Act of 1933, as amended, and may not be sold or otherwise transferred in the absence of such registration or an exemption therefrom under such Act or any applicable state securities laws. Furthermore, this Note may be sold or otherwise transferred only in compliance with the conditions specified in the Securities Purchase Agreement referred to hereinafter, a complete and correct copy of which is available for inspection at the principal office of the AmeriTruck Distribution Corp. and will be furnished without charge to the holder of this Note upon written request.


$904,000                                           November 13, 1997


     AMERITRUCK DISTRIBUTION CORP., a Delaware corporation (hereinafter called the "Company"), for value received, hereby promises to pay to BANCBOSTON
     -------
VENTURES INC., a Massachusetts corporation ("Payee"), or its registered assigns,
                                             -----
the entire principal amount of NINE HUNDRED FOUR THOUSAND DOLLARS ($904,000), payable in the amounts and at the times specified in Section 3 of the Securities Purchase Agreement (as hereinafter defined) and with a final maturity on April 1, 1998 (the "Maturity Date"), and to pay interest on the unpaid principal
              -------- ----
amount hereof from the date hereof until and including the payment in full of the unpaid principal amount hereof, such interest accruing and compounding at the rates per annum set forth in Section 3.6(a) or, as applicable, Section 3.6(b), of the Securities Purchase Agreement (as hereinafter defined) (computed on the basis of actual number of days elapsed and a 360-day year). The Company hereby promises to pay such interest on the dates specified in the Securities Purchase Agreement (as hereinafter defined) until the obligation of the Company with respect to the payment thereof shall be discharged. All payments of principal and interest hereof shall be made in lawful money of the United States of America to the account of the holder hereof upon presentation hereof at such address of the holder hereof as such holder shall have designated to the Company in writing.

     This Note is one of the Notes of the Company aggregating $1,000,000 in original authorized principal amount issued pursuant to the Securities Purchase Agreement, dated as of November 13, 1997 (the "Securities Purchase Agreement"),
                                               ---------- -------- ---------
between the Company and the Payee. The holder of this Note is entitled to enforce the provisions of the Securities Purchase Agreement and to enjoy the benefits thereof to the extent provided therein and is subject to the obligations thereunder as a holder of a Note.

     The Company shall not be permitted to prepay any portion of this Note without the written consent of the Majority Holders of the Notes (as defined in the Securities Purchase Agreement), and the maturity hereof may be accelerated by the Majority Holders of the Notes (as defined in the Securities Purchase Agreement) outstanding following an Event of Default (as defined in the Securities Purchase Agreement), all as provided in the Securities Purchase Agreement, to which reference is made for the terms and conditions of such provisions as to prepayment and acceleration. At its option, the holder of this Note may also convert the principal amount of this Note and all accrued and unpaid interest thereon as provided in Section 3.4 of the Securities Purchase Agreement.

     Any permitted transfer of this Note is registrable on the note register of the Company upon presentation at the principal office of the Company accompanied by a written instrument of transfer in form satisfactory to the Company duly executed by, or on behalf of, the holder hereof. This Note may also be exchanged at such office for one or more Notes in any authorized denominations, as requested by the holder, of a like aggregate unpaid principal amount.

     Prior to due presentment for registration of transfer, the Company and any agent of the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment of principal and interest as herein provided and for all other purposes.

     THE HOLDER OF THIS NOTE, BY ACCEPTANCE HEREOF, AGREES WITH THE COMPANY THAT THIS NOTE SHALL BE SUBORDINATE AND JUNIOR IN RIGHT OF PAYMENT TO ALL SENIOR INDEBTEDNESS (AS DEFINED IN THE SECURITIES PURCHASE AGREEMENT) TO THE EXTENT AND IN THE MANNER PROVIDED IN THE SECURITIES PURCHASE AGREEMENT.

     All indebtedness of the Company evidenced by this Note shall be pari passu
                                                                     ----------
in right of payment to the indebtedness of the Company evidenced by the Senior Subordinated Notes (as defined in the Securities Purchase Agreement).

     This Note shall be deemed to take effect as a sealed instrument under the laws of the Commonwealth of Massachusetts and for all purposes shall be construed in accordance with such laws.

                                      AMERITRUCK DISTRIBUTION CORP.


                                      By:
                                          ----------------------------------
                                          Name:
                                          Title:

                                                             EXHIBIT B TO
                                                             ------- -
                                                             SECURITIES PURCHASE
                                                             AGREEMENT



                    Right to Purchase Shares of Common Stock
                        of AmeriTruck Distribution Corp.

     This Warrant and any shares acquired upon the exercise of this Warrant have not been registered under the Securities Act of 1933, as amended, and may not be sold or transferred in the absence of such registration or an exemption therefrom under such Act or any applicable state securities laws. Furthermore, this Warrant may be sold or otherwise transferred only in compliance with the conditions specified in the Securities Purchase Agreement and the Stockholder Agreement each referred to hereinafter, complete and correct copies of which are available for inspection at the principal office of AmeriTruck Distribution Corp. and will be furnished without charge to the holder of this Warrant upon written request.


                                    No. W-7

                         AmeriTruck Distribution Corp.

                         Common Stock Purchase Warrant


     AmeriTruck Distribution Corp., a Delaware corporation (the "Company"),
                                                                 -------
hereby certifies that, for value received, BancBoston Ventures Inc., or its assigns, is entitled, subject to the terms set forth below, to purchase from the Company at any time from and after April 1, 1998, subject to the provisions of
Section 2.5 hereof, the Applicable Number (as hereinafter defined) (subject to adjustment as hereinafter provided) of fully paid and non-assessable shares of Common Stock (as defined in Section 12 hereof), at an initial purchase price per share of $2.00 (such price per share as adjusted from time to time as provided herein is referred to herein as the "Exercise Price"). The number and character
                                     --------------
of such shares of Common Stock and the Exercise Price are subject to adjustment as provided herein.

1.  DEFINITIONS.  This Warrant is issued pursuant to the Securities Purchase
    -----------
Agreement, dated as of November __, 1997 (the "Securities Purchase Agreement")
                                               -----------------------------
between the Company and the person listed on the signature pages attached thereto, a copy of which is on file at the principal office of the Company. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Securities Purchase Agreement. Certain terms are used in this Warrant as specifically defined in Section 12 hereof .

2.  EXERCISE OF WARRANT.
    -------- -- -------

     2.1.  Exercise.  This Warrant may be exercised in full but not in part
           --------
prior to its expiration pursuant to Section 2.5 hereof by the holder hereof at any time from and after April 1, 1998 by surrender of this Warrant, with the form of subscription at the end hereof duly executed by such holder, to the Company at its principal office, together with Notes having an aggregate outstanding principal amount which, together with any accrued and unpaid interest owed with respect thereto, are equal to the required aggregate Exercise Price with respect to the shares of Common Stock for which this Warrant is then being exercised.

     2.2.  Class of Stock Receivable upon Exercise.  The shares of Common Stock
           ----- -- ----- ---------- ---- --------
receivable upon exercise of this Warrant shall be shares of Class A Common Stock or Class B Common Stock, as designated upon such exercise by the holder of this Warrant on the form of subscription at the end hereof duly executed by such holder.

     2.3.  Conflict With Other Laws.  Any other provisions hereof to the
           -------- ---- ----- ----
contrary notwithstanding, no Bank Affiliate (as defined in Section 12) or small business investment company, as defined in the Small Business Investment Act of 1958, as amended, shall be entitled to exercise the right under this Warrant to purchase any share or shares of Common Stock if, under any law or under any regulation, rule or other requirement of any governmental authority at any time applicable to such Bank Affiliate or small business investment company, (a) as a result of such purchase, such Bank Affiliate or small business investment company would own, control or have power to vote a greater quantity of securities of any kind than the Bank Affiliate or small business investment company shall be permitted to own, control or have power to vote, or (b) such purchase would not be permitted. For purposes of this Section 2.3, a written statement of the Bank Affiliate or small business investment company exercising this Warrant, delivered upon surrender of the Warrant, to the effect that the Bank Affiliate or small business investment company is legally entitled to exercise its right under this Warrant to purchase securities and that such purchase will not violate the prohibitions set forth in the preceding sentence, shall be conclusive and binding upon the Company, shall obligate the Company to deliver certificates representing the shares of Common Stock so purchased in accordance with the other provisions hereof and shall relieve the Company of any liability under this Section 2.3.

     2.4.  Warrant Agent.  In the event that a bank or trust company shall have
           ------- -----
been appointed as trustee for the holder of the Warrant pursuant to Section 6.2 hereof, such bank or trust company shall have all the powers and duties of a warrant agent appointed pursuant to Section 13 hereof and shall accept, in its own name for the account of the Company or such successor entity as may be entitled thereto, all amounts otherwise payable to the Company or such successor, as the case may be, on exercise of this Warrant pursuant to this
Section 2.

     2.5.  Termination.  This Warrant shall terminate upon the earliest to occur
           -----------
of (i) exercise in full, (ii) November __, 2007 or (iii) the consummation by the Company of a Qualified Private Placement on or prior to March 31, 1998.

3.  STOCKHOLDER AGREEMENT; REGISTRATION RIGHTS AGREEMENT.  The shares of Common
    ---------------------  ------------ ------ ---------
Stock issuable pursuant to this Warrant shall constitute "Restricted Shares" for purposes of the Stockholder Agreement and "Registrable Securities" for purpose of the Registration Rights Agreement and the holder of this Warrant shall be entitled to all of the benefits and shall be subject to all of the obligations contained in such agreements.

4.  DELIVERY OF STOCK CERTIFICATES ON EXERCISE.
    -------- -- ----- ------------ -- --------

     4.1  Delivery.  As soon as practicable after the exercise of this Warrant,
          --------
and in any event within ten (10) days thereafter, the Company, at its expense (including the payment by it of any applicable issue taxes), will cause to be issued in the name of and delivered to the holder hereof, or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, a certificate or certificates for the number of fully paid and non-assessable shares of Common Stock (or Other Securities) to which such holder shall be entitled on such exercise, together with any other stock or other securities and property (including cash, where applicable) to which such holder is entitled upon such exercise.

     4.2.  Fractional Shares.  In the event that the exercise of this Warrant
           ---------- ------
results in the issuance of any fractional share of Common Stock, then in such event the holder of this Warrant shall be entitled to cash equal to the fair market value of such fractional share as determined in good faith by the Company's Board of Directors.

5.  ADJUSTMENT FOR DIVIDENDS, DISTRIBUTIONS AND RECLASSIFICATIONS.  In case at
    ---------- --- ---------  ------------- --- -----------------
any time or from time to time, the holders of Common Stock shall have received, or (on or after the record date fixed for the determination of shareholders eligible to receive) shall have become entitled to receive, without payment therefor:

     (a) other or additional stock or other securities, cash or property by way of dividend; or

     (b) other or additional (or less) stock or other securities or property (including cash) by way of spin-off, split-up, reclassification, recapitalization, combination of shares or similar corporate restructuring; other than additional shares of Common Stock issued as a stock dividend or in a
----- ----
stock-split (adjustments in respect of which are provided for in Section 7 hereof), then and in each such case the holder of this Warrant, on the exercise hereof (unless previously paid to the Holder hereof) as provided in Section 2 hereof, shall be entitled to receive the amount of stock and other securities, cash and property which such holder would have received prior to or would have held on the date of such exercise if on the date hereof he had been the holder of record of the number of shares of Common Stock called for on the face of this Warrant and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and all such other or additional stock and other securities, cash and property receivable by such holder as aforesaid during such period, giving effect to all further adjustments called for during such period by Sections 6 and 7 hereof.

6.  ADJUSTMENT FOR REORGANIZATION, CONSOLIDATION, MERGER, ETC.
    ---------- --- --------------  -------------  ------  ----

     6.1.  Certain Adjustments.  In case at any time or from time to time, the
           ------- -----------
Company shall (i) effect a capital reorganization, reclassification or recapitalization, (ii) consolidate with or merge into any other Person, or (iii) transfer all or substantially all of its properties or assets to any other Person under any plan or arrangement contemplating the dissolution of the Company, then in each such case, the holder of this Warrant, on the exercise hereof as provided in Section 2 hereof at any time after the consummation of such reorganization, recapitalization, consolidation or merger or the effective date of such dissolution, as the case may be, shall receive, in lieu of the Common Stock (or Other Securities) issuable on such exercise prior to such consummation or effective date, the stock and other securities and property (including cash) to which such holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such holder had so exercised this Warrant immediately prior thereto, all subject to further adjustment thereafter as provided in Sections 5 and 7 hereof.

     6.2.  Appointment of Trustee for Warrant Holders Upon Dissolution.  In the
           ----------- -- ------- --- ------- ------- ---- -----------
event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets, the Company, prior to such dissolution, shall, at its expense, deliver or cause to be delivered the stock and other securities and property (including cash, where applicable) receivable by the holders of the Warrant after the effective date of such dissolution pursuant to this Section 6 to a bank or trust company having its principal office in Boston, Massachusetts, as trustee for the holder or holders of the Warrant.

     6.3.  Continuation of Terms.  Upon any reorganization, consolidation,
           ------------ -- -----
merger or transfer (and any dissolution following any transfer) referred to in this Section 6, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Warrant as provided in Section 8 hereof.

7.  ADJUSTMENTS FOR ISSUANCE OF COMMON STOCK AND AMOUNT OF OUTSTANDING COMMON
    ----------- --- -------- -- ------ ----- --- ------ -- ----------- ------
STOCK.
-----

     7.1.  General.  (a) If at any time there shall occur any stock split, stock
           -------
dividend, reverse stock split or other subdivision of the Company's Common Stock ("Stock Event"), then the number of shares of Common Stock to be received by the
  -----------
holder of this Warrant shall be appropriately adjusted such that the proportion of the number of shares issuable hereunder to the total number of shares of the Company (on a fully diluted basis) prior to such Stock Event is equal to the proportion of the number of shares issuable hereunder after such Stock Event to the total number of shares of the Company (on a fully-diluted basis) after such Stock Event. In each such Stock Event, the Exercise Price in effect immediately prior to such Stock Event shall, simultaneously with the happening of such Stock Event, be adjusted by multiplying the Exercise Price in effect immediately prior to such Stock Event by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such Stock Event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such Stock Event, and the product so obtained shall be the Exercise Price in effect immediately after such Stock Event; provided that in no event will the Exercise Price be less than the par value of the Common Stock.

     (b) In case the Company shall take a record of the holders of its Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock or in Convertible Securities (as hereinafter defined), or (ii) to subscribe for or purchase Common Stock or Convertible Securities, then such record date chosen by the Company shall be deemed to be the date of the issue of the shares of Common Stock issued upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

     7.2.  Other Issuances of Common Stock.  (a) If the Company shall at any
           ----- --------- -- ------ -----
time or from time to time issue or sell any additional shares of Common Stock without consideration or for a consideration per share less than the Exercise Price in effect immediately prior to such issuance, then the Exercise Price shall be adjusted to a price determined by dividing (a) an amount equal to the sum of (i) the product of (A) the number of shares of Common Stock outstanding immediately prior to such issue or sale multiplied by (B) the then existing Exercise Price plus (ii) the consideration, if any, received by the Company upon such issue or sale by (b) the total number of shares of Common Stock outstanding immediately after such issue or sale.

     (b) In case the Company shall at any time or from time to time in any manner grant any rights to subscribe for or to purchase any options for the purchase of Common Stock or any stock or other securities convertible into or exchangeable for Common Stock (such convertible or exchangeable stock or securities being herein called "Convertible Securities") and the price per share
                                ----------------------
for which Common Stock is issuable upon the exercise of such rights or options or upon conversion or exchange of such Convertible Securities (determined by dividing (a) the sum of (i) the total amount, if any, received or receivable by the Company as consideration for the granting of such rights or options, plus
(ii) the minimum aggregate amount of additional consideration payable to the Company upon the exercise of such rights or options, plus, (iii) in the case of such Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the conversion or exchange thereof, by (b) the maximum number of shares of Common Stock issuable upon the exercise of such rights or options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such rights or options) shall be less than the Exercise Price in effect immediately prior to the time of the granting of such rights or options, then the maximum number of shares of Common Stock issuable upon the exercise of such rights or options or upon conversion or exchange of the maximum amount of such Convertible Securities issuable upon the exercise of such rights or options shall (as of the date of granting of such rights or options) be deemed to be outstanding and to have been issued for said price per share as so determined (and accordingly the adjustment provisions of paragraph (a) above will apply); provided, that no further adjustment of the
                                 --------
Exercise Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities, upon exercise of such rights or options or upon the actual issue of such Common Stock or upon conversion or exchange of such Convertible Securities; and provided, further, that upon the expiration of such
                            --------  -------
rights or options, if any thereof shall not have been exercised, (x) the number of shares of Common Stock deemed to be issued and outstanding by reason of the fact that they were issuable upon the exercise of such rights or options or upon conversion or exchange of Convertible Securities so issuable, which rights or options were not exercised, shall no longer be deemed to be issued and outstanding, and (y) the Exercise Price shall forthwith be readjusted and thereafter the Exercise Price shall be the price which it would have been had adjustment been made on the basis of the issue only of the shares of Common Stock or of the Convertible Securities actually issued upon the exercise of such rights or options.

     (c) In case the Company shall in any manner issue or sell any Convertible Securities and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (a) the sum of (i) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus (ii) the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (b) the maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Exercise Price in effect immediately prior to the time of such issue or sale, then the maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall (as of the date of the issue or sale of such Convertible Securities) be deemed to be outstanding and to have been issued for said price per share as so determined; provided,
                                                                   --------
that if any such issue or sale of such Convertible Securities is made upon exercise of any rights to subscribe for or to purchase or any option to purchase any such Convertible Securities for which an adjustment of the Exercise Price has been or is to be made pursuant to other provisions of this Section 7.2 no further adjustment of the Exercise Price shall be made by reason of such issue or sale; and provided, further, that upon the termination of the right to
             --------  -------
convert or to exchange such Convertible Securities for Common Stock (x) the number of shares of Common Stock deemed to be issued and outstanding by reason of the fact that they were issuable upon conversion or exchange of any such Convertible Securities, which were not so converted or exchanged, shall no longer be deemed to be issued and outstanding and (y) the Exercise Price shall be forthwith readjusted and thereafter the Exercise Price shall be the price which it would have been had adjustment been made on the basis of the issue only of the number of shares of Common Stock actually issued upon conversion or exchange of such Convertible Securities.

     (d) In case the Company shall declare a dividend or make any other distribution upon any stock of the Company payable in Common Stock or in Convertible Securities (other than Stock Events which are provided for in Section 7.1), the aggregate number of shares of Common Stock issuable in payment of such dividend or distribution or upon conversion of or in exchange for such Convertible Securities issuable in payment of such dividend or distribution, shall, for purposes of determining the Exercise Price, be deemed for the purposes of this Section 7.2 to have been issued or sold without consideration.

     (e) In case any shares of Common Stock or Convertible Securities or any rights or options to purchase any such stock or securities shall be issued for cash, the consideration received therefor shall be deemed to be the amount received by the Company therefor, before deduction therefrom of any expenses incurred and any underwriting commissions or concessions paid or allowed by the Company in connection therewith. In case any shares of Common Stock or Convertible Securities or any rights or options to purchase any such stock or securities shall be issued for a consideration other than cash (or a consideration which includes cash, if such cash constitutes a part of the assets of a corporation or business substantially all the assets of which are being received as such consideration), then, for the purposes of this Section 7.2, the Board of Directors of the Company shall determine in good faith the fair value of such consideration, and such Common Stock, rights, options or Convertible Securities shall be deemed to have been issued for an amount of cash equal to the value so determined by the Board of Directors. In case any shares of Common Stock or Convertible Securities or any rights or options to purchase any such stock or securities are issued in connection with the sale of other assets of the Company for a consideration which includes both, the Board of Directors shall determine in good faith what part of the consideration so received is to be deemed to be consideration for the issue of such shares of such Common Stock or Convertible Securities or rights or options to purchase such stock or securities and what part is properly allocable to such other assets.

     (f) Upon each adjustment of the Exercise Price pursuant to this Section 7.2, the holder of this Warrant shall thereafter (until another such adjustment) be entitled to purchase upon exercise of this Warrant the number of shares obtained by multiplying the number of shares of Common Stock which were issuable upon exercise hereof, immediately prior to such adjustment by the Exercise Price in effect immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price. The Exercise Price shall be readjusted in the foregoing manner upon the happening of any successive event or events described herein in this Section 7.2, and the adjustments or readjustments required by this Section 7.2 shall be calculated in the order in which the events giving rise thereto occur.

     (g) The provisions of this Section 7.2 shall not apply to (i) any issuance of additional Common Stock for which an adjustment is provided under Section 7.1 hereof and (ii) any issuance of options pursuant to the Company's 1995 Stock Option Plan, to the extent such issuance is approved pursuant to Section 6.3 of the Stockholder Agreement, and any issuance of shares of Common Stock pursuant to the exercise of such options.

     (h) Notwithstanding anything to the contrary contained in this Section 7.2, the provisions of this Section 7.2 shall not apply to any issuance of additional

Common Stock after a Qualified Public Offering (as defined in the Stockholder Agreement).

     7.3.  Other Securities.  In case any Other Securities shall have been
           ----- ----------
issued, or shall then be subject to issue upon the conversion or exchange of any stock (or Other Securities) of the Company (or any other issuer of Other Securities or any other entity referred to in Section 6 hereof) or to subscription, purchase or other acquisition pursuant to any rights or options granted by the Company (or such other issuer or entity), the holder hereof shall be entitled to receive upon exercise hereof such amount of Other Securities (in lieu of or in addition to Common Stock) as is determined in accordance with the terms hereof, treating all references to Common Stock herein as references to Other Securities to the extent applicable, and the computations, adjustments and readjustments provided for in this Section 7 with respect to the number of shares of Common Stock issuable upon exercise of this Warrant shall be made as nearly as possible in the manner so provided and applied to determine the amount of Other Securities from time to time receivable on the exercise of the Warrant, so as to provide the holder of the Warrant with the benefits intended by this
Section 7 and the other provisions of this Warrant.

8.  NO DILUTION OR IMPAIRMENT.  The Company will not, by amendment of its
    -- -------- -- ----------
Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of the Warrant against dilution. Without limiting the generality of the foregoing, the Company (i) will not increase the par value of any shares of stock receivable on the exercise of the Warrant above the amount payable therefor on such exercise,
(ii) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of stock on the exercise of the Warrant from time to time outstanding and (iii) will not transfer all or substantially all of its properties and assets to any other entity (corporate or otherwise), or consolidate with or merge into any other entity or permit any such entity to consolidate with or merge into the Company (if the Company is not the surviving entity), unless such other entity shall expressly assume in writing and will be bound by all the terms of this Warrant.

9.  ACCOUNTANTS' CERTIFICATE AS TO ADJUSTMENTS.  In each case of any event that
    ------------ ----------- -- -- -----------
may require any adjustment or readjustment of the Exercise Price and the shares of Common Stock issuable on the exercise of this Warrant, the Company, at its expense, will promptly prepare a certificate setting forth such adjustment or readjustment, or stating the reasons why no adjustment or readjustment is being made, and showing, in detail, the facts upon which any such adjustment or readjustment is based, including a statement of (i) the new Exercise Price, (ii) the number of shares of the Company's Common Stock then outstanding on a fully diluted basis, and (iii) the number of shares of Common Stock to be received upon exercise of this Warrant, in effect immediately prior to such adjustment or readjustment and as adjusted and readjusted (if required by Section 7) on account thereof. The Company will forthwith mail a copy of each such certificate to each holder of a Warrant, and will, on the written request at any time of any holder of a Warrant, furnish to such holder a like certificate setting forth the calculations used to determine such adjustment or readjustment. At its option, the holder of a Warrant may confirm the adjustment noted on the certificate by causing such adjustment to be computed by an independent certified public accountant at the expense of the Company.

10.  NOTICES OF RECORD DATE.  In the event of:
     ------- -- ------ ----

     (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right; or

     (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all the assets of the Company to or any consolidation or merger of the Company with or into any other person; or

     (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company; or

     (d) any proposed issue or grant by the Company of any shares of stock of any class or any other securities, or any right or option to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities (other than the issue of Common Stock on the exercise of this Warrant), then, and in each such event, the Company will mail or cause to be mailed to the holder of this Warrant a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is anticipated to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or Other Securities) shall be entitled to exchange their shares of Common Stock (or Other Securities) for securities or other property deliverable on such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up and (iii) the amount and character of any stock or other securities, or rights or options with respect thereto, proposed to be issued or granted, the date of such proposed issue or grant and the persons or class of persons to whom such proposed issue or grant is to be offered or made. Such notice shall be mailed at least thirty (30) days prior to the date specified in such notice on which any such action is to be taken.

11.  RESERVATION OF STOCK ISSUABLE ON EXERCISE OF WARRANT.  The Company will at
     ----------- -- ----- -------- -- -------- -- -------
all times reserve and keep available, solely for issuance and delivery on the exercise of the Warrant, a number of shares of Class A Common Stock equal to the total number of shares of Common Stock from time to time issuable upon exercise of the Warrant and a number of shares of Class B Common Stock equal to the total number of shares of Common Stock from time to time issuable upon exercise of the Warrant, and, from time to time, will take all steps necessary to amend its Certificate of Incorporation to provide sufficient reserves of shares of Common Stock issuable upon exercise of the Warrant.

12.  DEFINITIONS.  As used herein the following terms, unless the context
     -----------
otherwise requires, have the following respective meanings:

     Applicable Number means, at any time with respect to the holder of this
     -----------------
Warrant, the quotient of (a) the sum of the aggregate outstanding principal amount of the Notes held by such holder plus the amount of accrued and unpaid interest in respect of such Notes divided by (b) 2.
                                  ----------

     Bank Affiliate means, any person who is a bank holding company or a
     --------------
subsidiary of a bank holding company as defined in the Bank Holding Company Act of 1956, as amended, or other applicable banking laws of the United States and the rules and regulations promulgated thereunder.

     Company shall mean AmeriTruck Distribution Corp. and any corporation which
     -------
shall succeed to or assume the obligations of the Company hereunder.

     Common Stock means (i) the Company's Class A Voting Common Stock, $.01 par
     ------ -----
value per share (the "Class A Common Stock"), (ii) the Company's Class B Non-
                      --------------------
Voting Common Stock, $.01 par value per share (the "Class B Common Stock"),
                                                    --------------------
(iii) the Company's Class C Common Stock, $.01 par value per share (the "Class C
                                                                         -------
Common Stock"), (iv) any other capital stock of any class or classes (however
------------
designated) of the Company, the holders of which shall have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference, and (v) any other securities into which or for which any of the securities described in clauses (i), (ii),
(iii) or (iv) above have
been converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

     Other Securities refers to any stock (other than Common Stock) and other
     ----- ----------
securities of the Company or any other entity (corporate or otherwise) (i) which the holder of this Warrant at any time shall be entitled to receive, or shall have received, on the exercise of this Warrant, in lieu of or in addition to Common Stock, or (ii) which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities, in each case pursuant to Section 5 or 6 hereof.

13.  WARRANT AGENT.  The Company may, by written notice to the holder of this
     ------- -----
Warrant, appoint an agent having an office in Boston, Massachusetts for the purpose of issuing Common Stock on the exercise of this Warrant pursuant to
Section 2 hereof, and exchanging or replacing this Warrant, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

14.  REMEDIES.  The Company stipulates that the remedies at law of the holder of
     --------
this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

15.  NOTICES.  All notices and other communications from the Company to the
     -------
holder of this Warrant shall be mailed by first class registered or certified mail, postage prepaid, or sent by overnight courier (or sent in the form of a telex or telecopy) at such address as may have been furnished to the Company in writing by such holder or, until any such holder furnishes to the Company an address, then to, and at the address of, the last holder of this Warrant who has so furnished an address to the Company.

16.  MISCELLANEOUS.  In case any provision of this Warrant shall be invalid,
     -------------
illegal or unenforceable, or partially invalid, illegal or unenforceable, the provision shall be enforced to the extent, if any, that it may legally be enforced and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. This Warrant and any term hereof may be changed, waived, discharged or terminated only by a statement in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be governed by and construed in accordance with the domestic substantive laws (and not the conflict of law rules) of the State of Delaware. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. This Warrant shall take effect as an instrument under seal.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer and its corporate seal to be impressed hereon and attested by its Secretary.

Dated as of November __, 1997

                               AMERITRUCK DISTRIBUTION CORP.



(Corporate Seal)              By:
                                ---------------------------
                                Name:
                                Title:

Attest:


----------------------
Secretary

                             FORM OF SUBSCRIPTION


(To be signed only on exercise
of Common Stock Purchase Warrant)

TO:  AmeriTruck Distribution Corp.


     The undersigned, the holder of the within Common Stock Purchase Warrant, hereby irrevocably elects to exercise this Common Stock Purchase Warrant for, and to purchase thereunder ___________ shares of Class __ Common Stock of AmeriTruck Distribution Corp. and herewith surrenders to the Company Notes having an aggregate outstanding principal amount which, together with all accrued and unpaid interest owing with respect thereto, are equal to $__________, and requests that the certificates for such shares be issued in the name of, and delivered to ________________, whose address is
_____________________________.



Dated: __________________      ____________________________________
                                  (Signature must conform in all
                                  respects to name of Holder as
                                  specified on the face of the
                                  Warrant)



                                  (Address)

                               FORM OF ASSIGNMENT


(To be signed only on transfer of Warrant)


     For value received, the undersigned hereby sells, assigns, and transfers unto ______________________ the right represented by the within Warrant to purchase _______ shares of Class __ Common Stock of AmeriTruck Distribution Corp., a Delaware corporation, to which the within Warrant relates, and appoints ____________ attorney to transfer such right on the books of AmeriTruck Distribution Corp., with full power of substitution in the premises.

                                [INSERT NAME OF HOLDER]



Dated:___________________       By: _________________________________

                                Title: ______________________________

                                [insert address of Holder]


Signed in the presence of:

_______________________________

                            MANAGEMENT FEE AGREEMENT
                            ---------- --- ---------

     This MANAGEMENT FEE AGREEMENT is made as of November __, 1997 (the "Closing
                                                                         -------
Date"), between AMERITRUCK DISTRIBUTION CORP., a Delaware corporation (the
----
"Company") and FIRST CAPITAL CORPORATION OF BOSTON, a Massachusetts corporation
--------
(the "Manager").
      -------

     WHEREAS, the Manager is willing to provide certain consulting services to the Company, and the Company desires to retain the Manager to provide such management services to the Company.

     NOW, THEREFORE, in consideration of the mutual agreements set forth below, the parties hereto agree as follows:

     1.   SERVICES. The Manager shall furnish the following consulting services
          --------
(the "Services") to the Company:
      --------

     (a) advice and administrative support in the review and development of the Company's business policies, including the review and development of growth and acquisition opportunities;

     (b) advice and administrative support in the management of the Company's credit facilities and other important contractual relationships; and

     (c)  monitoring and review of the Company's financial performance.

     The Services may include the Manager's advice on alternative courses of action for the Company's consideration. Final decisions on any course of action shall always remain the responsibility of the Company.

     2.   CONSULTING FEES.    In consideration of the Services, commencing from
          ---------------
and after March 31, 1998 and solely in the event that the Company shall not have consummated a Qualified Private Placement (as hereinafter defined) on or prior to such date, the Company shall pay a fee to the Manager in the amount of $100,000 per annum (the "Fee"). The Fee shall be payable to the Manager in
                         ---
advance in equal quarterly installments on the first day of each calendar quarter commencing on April 1, 1998. In addition, the Company shall reimburse the Manager for all reasonable out-of-pocket expenses incurred in connection with the provision of the Services. Any such reimbursement of expenses shall be made promptly after submission of a bill therefor by the Manager. As used herein, a "Qualified Private Placement" shall mean any non-public
           ---------------------------
sale of shares of any class of the Company's capital stock yielding gross proceeds to the Company of at least $10,000,000.

     3.   TERM.     This Agreement shall continue so long as the Manager, or any
          ----
affiliate of the Manager, owns any shares of capital stock of the Company;

provided, however, that (a) the Manager may terminate its obligations to provide
--------  -------
Services upon 3 months' prior notice to the Company and (b) this Agreement shall terminate in the event that the Company shall consummate a Qualified Private Placement on or prior to March 31, 1998 and in any event upon completion by the Company of a registered public offering of its capital stock.

     4.   ASSIGNMENT.    This Agreement and any rights and obligations hereunder
          ----------
shall not be assignable or transferable by the Manager, other than to an affiliate of the Manager, without the prior written consent of the Company, or by the Company at any time.

     5.   INDEMNIFICATION.  The Company shall indemnify and hold harmless each
          ---------------
of the Manager and its affiliates, directors, officers, controlling persons (within the meaning of Section 15 of the Securities Act of 1933 or Section 20(a) of the Securities Exchange Act of 1934), if any, agents and employees (the Manager, its affiliates and such other specified persons being collectively referred to as "Indemnified Persons" and individually as an "Indemnified
                ----------- -------                          -----------
Person") from and against any and all claims, liabilities, losses, damages and
------
expenses incurred by any Indemnified Person (including those arising out of an Indemnified Person's negligence and fees and disbursements of the respective Indemnified Person's counsel) which (A) are related to or arise out of (i) actions taken or omitted to be taken (including any untrue statements made or any statements omitted to be made) by the Company or (ii) actions taken or omitted to be taken by an Indemnified Person with the Company's consent or in conformity with the Company's instructions or the Company's actions or omissions or (B) are otherwise related to or arise out of the Manager's engagement, and will reimburse each Indemnified Person for all costs and expenses, including fees of any Indemnified Person's counsel, as they are incurred, in connection with investigating, preparing for, defending, or appealing any action, formal or informal claim, investigation, inquiry or other proceeding, whether or not in connection with pending or threatened litigation, caused by or arising out of or in connection with the Manager's acting pursuant to the engagement, whether or not any Indemnified Person is named as a party thereto and whether or not any liability results therefrom. The Company will not, however, be responsible for any claims, liabilities, losses, damages or expenses pursuant to clause (B) of the preceding sentence that have resulted primarily from the bad faith, gross negligence or willful misconduct of the Manager. The Company also agrees that neither the Manager nor any other Indemnified Person shall have any liability to the Company for or in connection with such engagement except for any such liability for claims, liabilities, losses, damages, or expenses incurred by the Company that have resulted primarily from the bad faith, gross negligence or willful misconduct of the Manager. The Company further agrees that it will not, without the prior written consent of the Manager, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not any Indemnified Person is an actual or potential party to such claim, action, suit or proceeding) unless such settlement, compromise or consent includes an unconditional release of the Manager and each other Indemnified Person hereunder from all liability arising out of such claim, action, suit or proceeding. THE COMPANY HEREBY ACKNOWLEDGES THAT THE FOREGOING INDEMNITY SHALL BE APPLICABLE TO ALL CLAIMS, LIABILITIES, LOSSES, DAMAGES OR EXPENSES THAT HAVE RESULTED FROM OR ARE ALLEGED TO HAVE RESULTED FROM THE ACTIVE OR PASSIVE OR THE SOLE, JOINT OR CONCURRENT ORDINARY NEGLIGENCE OF THE MANAGER OR ANY OTHER INDEMNIFIED PERSON.

     The foregoing right to indemnity shall be in addition to any rights that the Manager and/or any other Indemnified Person may have at common law or otherwise and shall remain in full force and effect following the completion or any termination of the engagement. The Company hereby consents to personal jurisdiction and to service and venue in any court in which any claim which is subject to this Agreement is brought against the Manager or any other Indemnified Person.

     It is understood that the Manager and certain other Indemnified Persons may also be engaged to act for the Company in one or more additional capacities, and that the terms of any such additional engagements may be embodied in one or more separate written agreements. This indemnification shall apply to the engagement specified in the first paragraph hereof as well as to any such additional engagement(s) (whether written or oral) and any modification of said engagement or such additional engagement(s) and shall remain in full force and effect following the completion or termination of said engagement or such additional engagements.

     6.   MISCELLANEOUS. This Agreement shall be construed and administered and
          -------------
the validity hereof shall be determined in accordance with the laws of the Commonwealth of Massachusetts without regard to its conflicts-of-laws rules.

     IN WITNESS WHEREOF, the parties hereto have executed this Management Fee Agreement as of the date first written above.

                                   AMERITRUCK DISTRIBUTION CORP.



                                   By:
                                      --------------------------------------
                                       Name:
                                       Title:


                                   FIRST CAPITAL CORPORATION OF BOSTON



                                   By:
                                      --------------------------------------
                                       Name:
                                       Title: